Exhibit 32
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                             THINKING TOOLS, INC.
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Thinking Tools, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2003 (the "Report"), the undersigned officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

                  (1) The  Report  fully  complies  with the  requirements  of
         Section 13(a) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February __, 2004

                                   By: Moshe Zarmi
                                       ------------------------
                                   Name:  Moshe Zarmi
                                   Title: President and Chief Executive Officer
                                          and principal accounting officer